UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 5, 2026

BLACK SPADE ACQUISITION III CO

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-43039	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 2902, 29/F, The Centrium, 60 Wyndham Street, Central, Hong Kong	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: + 852 3955 1316

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, $0.0001 par value, included as part of the units	BIII	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50, included as part of the units	BIIIW	The New York Stock Exchange
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	BIIIU	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into A Material Definitive Agreement.

First Amendment to Business Combination Agreement

As previously disclosed in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”), on August 27, 2026, Black Spade Acquisition III Co, an exempted company incorporated with limited liability under the laws of Cayman Islands (“Black Spade III” or the “Company”) entered into a business combination agreement (the “Business Combination Agreement”) with Astrum Space Inc, an exempted company incorporated with limited liability under the laws of the Cayman Islands (“Astrum”), and Astrum Networks Pte. Ltd., a company incorporated under the laws of Singapore and a direct wholly-owned subsidiary of Astrum (“Astrum Singapore”), pursuant to which, among other transactions, on the terms and subject to the conditions set forth therein, Astrum will merge with and into Black Spade III (the “Merger”), with Black Spade III surviving the Merger (the “Merger Surviving Company”), following which Astrum Singapore will become a direct wholly owned subsidiary of the Merger Surviving Company. The Merger and the other transactions contemplated by the Business Combination Agreement are hereinafter referred to as the “Business Combination”.

On November 5, 2026, Black Spade III, Astrum and Astrum Singapore entered into a first amendment to the Business Combination Agreement (the “First BCA Amendment”), pursuant to which the parties agreed to amend the Business Combination Agreement to provide for the listing of the Merger Surviving Company on either The New York Stock Exchange (including, without limitation, NYSE American) or The Nasdaq Stock Market LLC (including the Nasdaq Capital Market, the Nasdaq Global Market or the Nasdaq Global Select Market), as mutually agreed in writing (including by email) by Astrum and Black Spade III.

The foregoing description of the First BCA Amendment is not complete and is qualified in its entirety by reference to the full text of the First BCA Amendment, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Forward-Looking Statements

This document contains certain forward-looking statements within the meaning of U.S. federal securities laws with respect to the proposed transaction between Black Spade III and Astrum, including statements regarding the benefits of the transaction, the anticipated benefits of the transaction, Astrum’s development, manufacture, launch, orbital deployment, commissioning, technical performance and commercial operation of NEASTAR-1, the anticipated launch window and mission profile, the capabilities and expected operating life of NEASTAR-1, Astrum’s planned satellite-to-device network, services, coverage and commercialization strategy, regulatory and market-access approvals, device and technology compatibility, Astrum’s ability to establish commercial and strategic relationships, Black Spade III’s or Astrum’s expectations concerning the outlook for Astrum’s business, productivity, plans and goals for satellite development and launches, deliveries and future operational improvements and capital investments, operational performance, future market conditions or economic performance and developments in the capital and credit markets and expected future financial performance, as well as any information concerning possible or assumed future results of operations. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are their managements’ current predictions, projections and other statements about future events that are based on current expectations and assumptions available to Black Spade III and Astrum, and, as a result, are subject to risks and uncertainties. Any such expectations and assumptions, whether or not identified in this document, should be regarded as preliminary and for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of definitive agreements with respect to the proposed business combination; (2) the outcome of any legal proceedings that may be instituted against Black Spade III, the combined company or others following the announcement of the business combination and any definitive agreements with respect thereto; (3) the amount of redemption requests made by Black Spade III public shareholders and the inability to complete the business combination due to the failure to obtain approval of the shareholders of Black Spade III, to obtain financing to complete the business combination or to satisfy other conditions to closing; (4) changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the business combination; (5) the ability to meet stock exchange listing standards following the consummation of the business combination; (6) the risk that the business combination disrupts current plans and operations of Astrum as a result of the announcement and consummation of the business combination; (7) the ability to recognize the anticipated benefits of the business combination; (8) costs related to the business combination; (9) risks associated with changes in laws or regulations applicable to Astrum’s business and Astrum’s international operations; (10) the possibility that Astrum or the combined company may be adversely affected by other economic, geopolitical, business, and/or competitive factors; (11) Astrum’s ability to successfully develop, launch and operate satellites and to meet technical and commercial milestones; and (12) risks related to the space industry, including launch delays, satellite failures and regulatory changes. The foregoing list of factors is not exhaustive. Forward-looking statements are not guarantees of future performance. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Black Spade III’s registration statement on Form F-4 filed by Black Spade III with the SEC, and other documents filed by Black Spade III and/or Astrum from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and all forward-looking statements in this document are qualified by these cautionary statements. Astrum and Black Spade III assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except to the extent required by applicable law. Neither Astrum nor Black Spade III gives any assurance that either Astrum or Black Spade III will achieve its expectations. The inclusion of any statement in this communication does not constitute an admission by Astrum or Black Spade III or any other person that the events or circumstances described in such statement are material.

Additional Information and Where to Find It

This document relates to a proposed transaction between Black Spade III and Astrum. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Black Spade III has filed a registration statement on Form F-4 that includes a proxy statement of Black Spade III and a prospectus of Black Spade III with the SEC. After the registration statement is declared effective, the definitive proxy statement/prospectus will be sent to all Black Spade III shareholders as of a record date to be established for voting on the proposed transaction. Black Spade III also will file other documents regarding the proposed transaction with the SEC. This document does not contain all the information that should be considered concerning the proposed transactions and is not intended to form the basis of any investment decision or any other decision in respect of the transactions. Before making any voting or investment decision, investors and shareholders of Black Spade III are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Participants in the Solicitation

Black Spade III and Astrum and their respective directors and officers may be deemed to be participants in the solicitation of proxies from Black Spade III’s shareholders in connection with the proposed transaction. Information about Black Spade III’s directors and executive officers and their ownership of Black Spade III’s securities is set forth in Black Spade III’s filings with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This Current Report is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act, or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
2.1	First Amendment to Business Combination Agreement, dated as of November 5, 2026, by and among Astrum Space Inc, Black Spade Acquisition III Co, and Astrum Networks Pte. Ltd.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 5, 2026

BLACK SPADE ACQUISITION III CO

By:	/s/ Chi Wai Dennis Tam
Name:	Chi Wai Dennis Tam
Title:	Executive Chairman of the Board and Co-Chief Executive Officer